Exhibit 99.2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in these presentations are forward-looking. These may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential,” among others. These forward-looking statements are based on Applera Corporation’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, Applera Corporation notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of Applied Biosystems’ businesses include but are not limited to (1) rapidly changing technology and dependence on development of new products; (2) sales dependent on customers’ capital spending policies and government-sponsored research; (3) claims for patent infringement; (4) significant overseas operations, with attendant exposure to fluctuations in the value of foreign currencies; (5) future growth strategy; (6) electricity shortages and earthquakes; (7) Celera Diagnostics’ unproven ability to discover, develop, and commercialize novel diagnostic tests and the uncertainty that Celera Diagnostics will become profitable; and (8) other factors that might be described from time to time in Applera Corporation’s filings with the Securities and Exchange Commission.

Applera
Corporation



Investor Day
for
Applied Biosystems Group
and
Celera Diagnostics
A Joint Venture with Applied Biosystems

Crowne Plaza Hotel
San Francisco
January 10, 2002

Applied Biosystems

AGENDA

WELCOME/INTRODUCTION		**2:00 – 2:10 p.m.**
PETER DWORKIN	Vice President, Investor Relations – Applera Corp.	
DENNIS WINGER	Senior VP and Chief Financial Officer – Applera	
APPLIED BIOSYSTEMS		**2:10 – 3:45**
MICHAEL HUNKAPILLER	President	
JOHN WEST	Vice President, DNA Platforms	
DENNIS GILBERT	Vice President, Genomics	
LAUREN LINTON	Vice President, Applications	
STEPHEN LOMBARDI	Vice President, Products and Applications	
Q&A		
BREAK		**3:45 – 4:00**
CELERA DIAGNOSTICS		**4:00 – 5:30**
KATHY ORDOÑEZ	President	
JOHN SNINSKY	Vice President, Discovery Research	
Q & A		
RECEPTION		**5:30 – 6:15**

Statements presented which are not historical facts, including, but not limited to, those relating to revenue growth, financial targets, product and marketing prospects, and product demand, are forward looking statements and are subject to a variety of risks and uncertainties. Many factors could cause actual results to differ materially from those stated or projected. Additional information concerning these factors is contained in the Company's filings with the Securities and Exchange Commission.

Applied Biosystems
an Applera Corporation Business

Applera Corporation

Dennis L. Winger
Senior Vice President
and Chief Financial Officer




Applera
Corporation
Life Sciences Commitment
Technology
Knowledge
Instrument systems, reagents, and related services (NYSE: ABI)
Information, therapeutic discovery (NYSE: CRA)
Applied Biosystems
www.appliedbiosystems.com
Systems
Assay Content
CELERA
an Applera Corporation Business
www.celera.com
CELERA DIAGNOSTICS

Applera Reporting Structure

Tony L. White
CEO & Chairman
Applera Corporation

Dennis L. Winger
SVP and CFO
and other members of
Executive Committee

Michael W. Hunkapiller, Ph.D.
President
Applied Biosystems

J. Craig Venter, Ph.D.
President & Chief
Scientific Officer
Celera Genomics

Kathy Ordoñez
President
Celera Diagnostics

Applied Biosystems

CELERA


Instruments
and Technologies
Data and
Discovery Power
Diagnostic
Expertise

CELERA DIAGNOSTICS

A Joint Venture With Applied Biosystems

Applera Corporation

Applied Biosystems

A business of Applera Corporation

Introductory Comments

Mike Hunkapiller

President



"Humanity has been given a great gift." *Jasny & Kennedy, Science, Feb. 16, 2001*

nature
15 February 2001


Science
THE HUMAN GENOME


news and views
Our genome unveiled

Applied Biosystems
an Applera Corporation Business

The Next Phase

- Opportunity is to bring this wealth of genome (and proteome) information into the laboratory to do experiments
- Assay development requires understanding of customer needs and their scientific challenges
- Discovery still requires a scientist, with a hypothesis, conducting experiments
- Greatest challenge is to allow scientists to use global genomics and proteomics information in local setting

Announced July 24, 2001

A Major Initiative For Interpreting the Genome

Applera Corporation

Mission:

- Establish high throughput genotyping and gene expression capability
- Identify diagnostic markers through association studies



Applied Biosystems
$25M
$75 M
Investment
$25M
CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems
$25M
CELERA

Mission:

- Develop and deliver validated genome-wide re-sequencing, SNP, and gene expression assays that run on AB systems

Mission:

- Sequence 40-50 individuals
- Use information in internal discovery programs

Higher Value Products



Platform
DNA
Sequencers
Real Time
PCR
Microarrays
Content
Genome (s)
Content
Based
Products
Assay Sets

Applied Biosystems
an Applera Corporation Business

Goal: Understanding Biological Systems


Genome
Transcriptome
Proteome
DNA
RNA
Proteins
Modified Proteins
Biological Function
Transcription
Translation
Post-Translation Modification
~30,000 Genes
> 1,000,000 Proteins
x 5 to 50 functional links per protein

Applied Biosystems
an Applera Corporation Business

New Products: Leading By Innovation

- **DNA Analysis by Electrophoresis**
  - ABI PRISM® 3100 Genetic Analyzer
  - New dye chemistry, polymer, software
- **DNA Analysis by Real-Time PCR**
  - ABI PRISM® 7000 and 7900HT for High Throughput Gene Expression and Genotyping
  - Genome-Wide Assay Sets
- **Mass Spectrometry**
  - API 4000 for DMPK
  - AB 4700 Proteomics Analyzer with TOF/TOF™ Optics
  - ICAT™ Reagents for Proteomics

The Basis for 20% Growth

- **Technology Leadership Via Aggressive Internal R&D and External Collaborations**

- **Favorable Funding Trends in Basic and Commercial Research**

- **Strategy and Structure**

The Basis for 20% Growth

- **Technology Leadership Via Aggressive Internal R&D and External Collaborations**

- **Favorable Funding Trends in Basic and Commercial Research**

- **Strategy and Structure**

U.S. Basic Research Funding (NIH)


($ Millions)
25,000
20,000
15,000
10,000
5,000
0
1995
1996
1997
1998
1999
2000
2001
2002

Growth Rates

1995 – 01: 10.3%

1995 – 99: 8.4%

1999 – 01: 14.1%

2001 – 02: 14.8%

	1995	1996	1997	1998	1999	2000	2001	2002
NIH	$11,299.5	11,927.5	12,740.8	13,647.8	15,602.2	17,793.6	20,298.3	23,300.0*

Source: National Institutes of Health
History of Congressional Appropriations

**Approved by the Congress, awaiting the President's signature*

Applied Biosystems
an Applera Corporation Business

U.S. Pharma R&D Spending



(In Billion $)
35.0
30.0
25.0
20.0
15.0
3.0
2.0
1.0
0
1997
1998
1999
2000

Total Pharma R&D	$19.0B	21.1B	22.7B	25.7B
Plant & Equip R&D	$1.3B	1.7B	2.0B	2.5B

Source: Pharmaceutical Research and Manufacturers of America, 2001 Industry Profile, PhRMA, Washington, DC.

Drugs going off-patent:

- 13 of top 100 in 2000 ($13 billion sales)
- 53 of top 100 by 2005 ($60 billion sales)

Source: PriceWaterhouseCoopers

Applied Biosystems
an Applera Corporation Business

How Do Markets Beget Other Markets?


Genome Sequencing
SNP Discovery
Gene Expression
Protein Discovery
Protein Function
Targets
?
Biomarkers

1980s
Protein Analysis
Small Biology



21th Century
Genomics + Proteomics
= Functional Biology
BIG and Small Biology

Early 1990s
DNA Analysis
Small Biology

Late 1990s
DNA Analysis
BIG Biology

DNA Sequencing Direction at Applied Biosystems

John West
Vice President
DNA Platforms

Applied Biosystems
an Applera Corporation Business

Outline

- Overview of sequencing applications
- Focus
  - On genome-scale sequencing beyond the human genome
    - Growth in projects and funding
    - Customer example : Commercial genome-scale sequencing
  - On sequencing as part of the AB functional biology toolbox
    - Customer example : Discovery and characterization of a new gene related to heart disease
- New sequencing technology from AB
  - A Validated re-sequencing primer set
- Conclusions

Overview of Sequencer Applications

- De novo genome sequencing ("getting the genome")
  - This is an ongoing business beyond the human genome.
- Medical and pharmaceutical research : Sequencing & electrophoresis as part of the AB functional biology toolbox. ("using the genome")
  - Comparison with other species
    - Already a practical tool to help understand the human genome.
  - Discovering mutations
  - Association studies : linking genetic markers (and the genes near them) to disease
- Diagnostic applications (e.g. AB HIV genotyping system)
- Forensic analysis (e.g. re-sequencing of anthrax at TIGR)

Genome-scale Sequencing After the Human Genome

- Technology developed further in the Human Genome Project than many people expected –
  - Genomes have become surprisingly accessible

As the Human Sequence is Being Finished, Sequencing of Other Species is Accelerating


GenBank Growth : Human vs Other Species
Billions
Bases in GenBank
10
8
6
4
2
-
Human
Other Species
Jan-99
Jan-00
Jan-01
GenBank Release Date

Data from GenBank, the US Government database of DNA sequences

The Mouse Project Added Almost 500 Mbp in the Last Two Months


Mouse sequence in GenBank
Billions
Number of bases
3
2
1
0
Jan-99
Jan-00
Jan-01
GenBank Release Date

Example of genome sequencing transitioning on to other species as the human project is completed

Rice Sequencing Also Accelerated in 2001


Rice Sequence in GenBank
Millions
Bases of DNA Sequence
350
300
250
200
150
100
50
-
Jan-99
Jan-00
Jan-01
GenBank Release Date

Project budget $200M.

A private group, Myriad & Syngenta, completed their own rice genome sequence in 2001

Applied Biosystems
an Applera Corporation Business

Microbial Genomes

- 1995
  - Haemophilus influenzae first bacterial genome completed
- 1995-2001
  - 44 microorganism genomes completed
- 2001
  - More than 140 microorganisms underway


160
140
120
100
80
60
40
20
0
1995
1997
1999
2001

Some Diseases Whose Causative Microbes have been Sequenced

- Tuberculosis (4.4 Mbp)
- Pneumonia (2.2.Mbp)
- Cholera (4.0 Mbp)
- Listeria (3.0 Mbp)
- Leprosy (3.3 Mbp)
- Staph (2.8 Mbp)
- E. Coli (food pathogen 5.5 Mbp)
- Campylobacter (food pathogen)
- E. Cuniculi (opportunistic infection in AIDS & transplants)
- Influenza (1.8 Mbp)
- Salmonella (4.8 Mbp)
- Lyme disease (0.9 Mbp)
- Syphilis (1.1 Mbp)
- Rickets (1.3 Mbp)
- Anthrax
- Chlamydia (1.0 Mbp)
- Meningitis & septicemia (2.2 Mbp)

Some are sequenced in multiple (e.g. antibiotic resistant) strains.

Growth of Funding for the National Human Genome Research Institute



US National Human Genome Research Institute (NHGRI) Budget
Budget ($M)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
1992
1994
1996
1998
2000
2002
US Government Fiscal Year

NHGRI sequencing funding is expected to grow > 13% in FY'02.

In the UK, the Welcome Trust has just approved a new £300M, five year budget for the Sanger Centre.

Genome Canada has $CA300M to build 5 genome centers

Applied Biosystems

an Applera Corporation Business

Customer Example #1
Tools Developed for the Human Genome Project
Used to Sequence a Commercial Target

- *Agrobacterium* microbe has been used for 20+ years in agricultural genetic engineering.
- This bacterium also causes serious crop damage.
- Science, Dec. 14, 2001. Pp 2266, 2317 – 2328 :
- Two competing groups report *Agrobacterium* genome
  - Du Pont & Pioneer Hybrid; industry / academic collaboration
  - Monsanto & Cereon; industry / academic collaboration

Companies compete for genome IP

- Both used AB sequencing chemistry and instruments.

Genome-scale Sequencing Business Conclusions

- Genome-scale sequencing will continue to be a major business. Moderate growth is expected.
  - Funding for genome sequencing is continuing beyond the human sequence and includes agricultural and industrial applications in addition to medical ones.
  - AB is continuing to develop state-of-the-art sequencing technology and will maintain its position in this segment.
  - The technology and content from this segment will drive sequencing in functional biology (see following slides).

Using the Genome: Sequencing in Functional Biology Research

- AB has seen considerable growth in this segment through our mid-performance model 3100

- Sequencing work includes:
  - Comparison with other species
  - Discovery of genetic variation between humans

- Sequencing instruments are also used for non-sequencing electrophoretic analysis of DNA, such as linkage mapping.

Customer Example #2 : Discovery and Characterization of a New Gene Related to Heart Disease

- Science, Oct. 5, 2001 pp 169 – 173
- Academic / govt lab collaboration using AB sequencing chemistry and instruments.
- Example of medically-focused functional biology (genomics & proteomics) that started with completion of the human genome.
- Sequencing as one of multiple tools:
  - Sequenced part of mouse in region around known genes
  - Compared with human & found previously unnoticed gene.
  - Re-sequenced to find SNP's
  - Genotyped 500+ individuals
  - Major correlation with triglyceride levels (risk for heart disease).
  - Compared RNA and protein expression of a related gene to explore & quantitate protein interactions.

Applied Biosystems
an Applera Corporation Business

Sequencing as Part of the Functional Biology Toolbox

- Only AB has the range to provide all of these tools.
- Only AB has validated content coordinated across all of these assay types.
- AB developed the tools of "industrialized biology" and is now bringing them to a level accessible to thousands of researchers.

New Sequencing Technology from AB: Customer Need

- Example : Mutations in customer example #2 occurred in only 8% of individuals genotyped
  - Too infrequent to be selected for a gene mapping set
  - Still enough to affect 20M Americans
  - SNP's significantly correlated (>5x) with a major risk factor for heart disease.

- Customers need efficient tools for re-sequencing target genes to identify less frequent mutations in ethnic group or disease-associated populations.

New Sequencing Technology from AB: Validated Re-Sequencing Primer Set

- AB is developing a validated primer set for re-sequencing:
  - all exons and control regions
  - of all known human genes.
- Many studies are expected because there are so many potential target population / disease combinations
- The goal is to find SNP's which actually cause disease, not just ones which are statistically associated with it.

Conclusions

- Genome-scale sequencing will continue to be a major business
  - AB has developed the technologies which drive this today
  - AB is continuing to develop state-of-the-art sequencing technology
  - AB will maintain its strong, market-leading position in this segment

- High performance sequencing is part of a much broader set of tools for functional biology
  - AB has been expanding to lead this much broader business
  - AB is the only company with the breadth to provide the full suite of tools to meet customer needs
  - AB genomic assays, including the re-sequencing primer set, take this significantly beyond our original instrument business

Genome Assays

Dennis A. Gilbert, Ph.D.
Vice President
Genomics Applications

Applied Biosystems
an Applera Corporation Business

Human Genome Sequence

- ~30,000 genes identified
- < 50% know function
- >3M SNPs discovered


articles
Initial sequencing and analysis of the human genome
articles
A map of human genome sequence variation containing 1.42 million single nucleotide polymorphisms
The Sequence of the Human Genome

Scientists can now think in terms of genome-scale experiments

Gene Expression & Genotyping

Mapping	Association
✓ Candidate region	✓ Response to drugs
✓ Candidate gene	✓ Disease severity & susceptibility
✓ Genome-wide	✓ Prognosis


A C G T T G G A T A C
T G C A A C C T A T G
A C G T T G T A T A C
T G C A A C A T A T G

SNP Genotyping



DNA Arrays


1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
-0.2
10
20
30
40

Real Time PCR

Applied Biosystems
an Applera Corporation Business

What is an Assay?

SNPs across genome
Mapping

SNPs in all genes
Association

All expressed genes
Differential GeneEx

SNP Discovery
Re-sequencing

Genome Assay

or

Functionally

Validated

Assay

Validated

QC & QA

Use Tested

Standardized

Guaranteed

AB Genome Assays



200,000 SNP Assays
Assays-on-Demand
Gene Expression Sets
Assays-on-Demand
+1
Regulatory regions
Protein coding regions
SNP
GeneEx
Assays-by Design Service

Applied Biosystems
an Applera Corporation Business

Standardized Instrument Systems: AB Sequence Detection Systems


Integrated into a single instrument
Sample Preparation
Thermal Cycling
Fluorescence Detection
Application Specific Analysis
Real time detection of PCR growth curves

Allelic discrimination developed for SNP genotyping

- –Universal PCR conditions
- –Single-tube assay
- –Endpoint analysis


17.64
15.00
12.00
9.00
6.00
3.00
-0.14
-0.26
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
4.89
2 / 2
1 / 2
1 / 1

Genome Assays: Challenges

- Customer's applications are more complex and require focused solutions
- Total project costs = failed assay costs + successful assay costs
- Genome-wide experiments encompass two classes of genomic information:
  - First class: validated & tested
  - Economy class: predicted & inferred

SNP Genotyping Workflow


Disease Gene Hypothesis
Candidate Gene List
Set up Lab Genotyping Infrastructure
Find and Validate SNPs on Populations
Design Assays
Test Assays
Redesign and retest failed assays
Genotype patient samples
Analyze Data
Results
months
months to years
months
weeks
Traditional Workflow
Applied Biosystems Value-Added Workflow
weeks
4 to 14 day delivery
days
Assays-on-Demand™ products
Order validated, tested, off-the-shelf SNP assays online
and/or
Assays-by-Design℠ service
Provide a sequence and get custom-designed, tested SNP assays
Disease Gene Hypothesis
Candidate Gene List
Set up ABI PRISM ® 7900HT SDS Genotyping Infrastructure
240,000 Genotypes per day
Genotype patient samples
Analyze Data
CORRECT RESULTS, the first time

Genome Assays: Benefits

- Scientists can focus on discovery, not on designing assays
- Improved discovery efficiency by reducing cost-to-discovery and time-to-discovery
  - Obsoletes the need to test assays in laboratory
  - One-tube assays reduces robotics needs & set up complexity

Add TaqMan Universal PCR Master Mix, your DNA, and go!

AB SNP Validation Overview


4,000,000 total SNPs computationally identified from all sources
400,000 SNPS selected for TaqMan assay design
200,000 validated assays
Selection based on predicted assay success
Each SNP genotyped on 92 DNAs to validate:
-True SNP
-Allele Frequencies
-System performance

Applied Biosystems

an Applera Corporation Business

Example: Validated SNP Assay

Assay Information:

- Gene: Interleuken 2
- Position: Exon 1
- Population Frequency:
  - European
    - .25 & .75
  - African American
    - .20 & .80
  - Other population data obtained through collaborations



FAM Rn
000001
1.0000001
2.0
VIC Rn

Applied Biosystems
an Applera Corporation Business

Genome Assays: Summary

Celera and public data combined

Candidate gene & whole genome analysis

Functional reagent QC

Assay standardization

Validated and ready-to-use

Genome Assays: Summary

SNP

Gene- and position-based selection

Allele frequency data generated in key population

Gene Expression

Single assay for every expressed gene

Multiple assays per gene to detect major variants

Re-Sequencing

Optimized primer set for each exon

Allows for discovery in key populations

Profiles of Early Access Customers

- Pharmacogenomics Company
  - 3,000 different assays purchased between July - September
  - Patient stratification for differential response
- Large Life Science Company
  - 400 - 800 SNP assays per month since October 2000
  - Gene mapping for complex trait ID
- Service Company Providing Biological Function Information
  - Current order for 1,000 plus different gene expression assays
  - Transplant rejection markers

Applera Initiative: Continued Discovery

Phase I: Assays Currently in Product Development


Celera
Nakamura
Public
Gene Ex Assays
SNP Assays
Assays on Demand

Phase II: R&D Efforts for Additional Assay Products


Resequencing
Association
Validation
Resequencing Primers
New SNP discovery
Gene Validations
Assays On Demand

Highest Volume Genotyping: SNP Microarrays



- SNPs from Genome Assay validation
- Each well can be for different individuals or different genes
- 100,000 to > 3 million assays per Array of Arras

illumina

Applied Biosystems
an Applera Corporation Business

Impact of Genomic Assays

- New high volume reagent for SDS systems
  - Complements fastest-growing AB product line
  - Growth in SDS instrumentation and core reagents
- Assays by Design launched November 2001
- Assays on Demand launching over next 6 months
  - SNPs and Gene Expression Assay product release completed by Summer 2002

Discovery Proteomics

Lauren Linton, Ph.D.
Vice President
Applications Marketing and R&D

Application View = Competitive Advantage

Hypothesis Driven Research Customers

Understand needs, trends, future of biological research

Customer Intimacy: Scientific/Content Based Interaction

Integrate, Integrate, Integrate: traverse boundaries

The *Connectivity* of Biological Studies

Genomics



Gene Expression



Transcriptomics



Protein Expression

Proteomics





Metabolomics

Applied Biosystems
an Applera Corporation Business

Discovery Proteomics:
The Drug Development Pipeline


Target ID
Target Validation
HT Screening
Lead Optimization
Pre-clinical Development
Clinical Development
Market Launch

CRITICAL PROTEOMICS GOALS:

Protein ID
Identify new proteins as potential new drug targets

Protein Expression
Identify differentially expressed proteins

Protein/Pathway Characterization
Identify cell pathways and cascades to choose best point of intervention
Correlate patterns of protein in tissues, fluids with disease

Protein Discovery Market Size Growth 2000 - 2005


~$ 800 M
25
20
60
35
10
300
175
175
2000
~ $ 2648 M
128
60
161
103
48
907
322
897
2005
MS
Adv. Sep.
Tra. Sep.
Edman
Chips
Other
Services
Informatics

Integrated Mass Spec and Prep Systems

Sources Include F&S 2000, SDI 1999, D&MD Reports 1999, Internal Sources

AB Protein Discovery Future

Application Focus

Chemistry + MDLC + Consumables + MS + BioInformatics

Millipore Partnership: engineered consumables

Chemistry: ICAT Suite

Microfluidics: single channel &parallel

Separation: Vacuum Deposition



Sample Prep & Fraction
Protein Function Assays
Character
ID
Sample Process
Separate
Label & Quantify

New Proteomics LIMS & Results Management

Mass Spec Imaging

New MALDI / ESI TOF / QUAD MS & MS/MS

Applied Biosystems

an Applera Corporation Business

ICAT™ Reagents

Breakthrough approach to quantitative protein expression analysis

Separate Proteins in Complex Samples
Quantitate and contrast by MS,
Identify by MS/MS

Expanding range of chemistry kits, software, systems and applications



HN
NH
S
O
N
H
X
O
cys
biotin tag
Linker
(heavy or light)
Reactive
group

ICAT labeled protein fragment



195
80
8 AMU
Mass, amu
1550
1560
MS
Quantify



756.4122
900.5041
1197.6421
500
1500
MS/MS
Identify

AB 4700 Proteomics Analyzer

New level of productivity in "high resolution" Proteome Analysis and complex systems biology.

Automated, high throughput protein expression, identification & characterization studies.

Authentic TOF/TOF Technology.



$650,000 U.S. list price for base model

Applied Biosystems
an Applera Corporation Business

MALDI TOF-TOF: *MS/MS Mode*



intensity
Mass (m/z)
TIS
TOF 1
Collision Cell
TOF 2
Ion Source

AB 4700 Proteomics Analyzer

Outstanding Capabilities in Three Dimensions

Performance of Analysis in Proteomics

Speed, Mass Accuracy and Sensitivity
Protein Identification and Characterization on a Proteome Wide Scale

Informative Analysis in Proteomics

Wide range of proteins and peptides,
High Sequence Coverage
multiple digestion and PTMs

Ease of Use in Proteomics Analysis

Multi sample type, Multiple users,
Speed of data generation,
Universal Set Up

AB 4700 Proteomics Analyzer

Unequalled Performance

- Analyze maximum samples per unit time
  - Greater # of samples & proteins within each sample
- Experience throughputs up to 10X faster than current proteomics systems with unequalled sensitivity & specificity
  - Permits an improved understanding of the underlying biology of disease
- Identify multiple components within a protein sample and important low concentration proteins

AB 4700 Proteomics Analyzer

Definitive Information Quality

- Tandem mass spectrometry provides definitive protein information
- Quality information for low abundance proteins
- Proteins detected across a wide range of molecular weights

AB 4700 Proteomics Analyzer

Flexible & Easy-To-Use

- Robust & easy-to-use proteomics workflow
- Compatible with all major applications & technologies
- Designed to integrate emerging applications and workflows in evolving proteomics field

Customer Segmentation

Customer Type	Benefits
Academic/Govt. The Journal of Biological Chemistry Proteomics and the Nuclear Pore Complex	• Get answers faster, publish sooner • Handle a variety of projects, samples • More definitive Ids and Characterization • Maldi Ease of Use: wide range of users • Wide range of accessories, additional tools

Applied Biosystems
an Applera Corporation Business

Customer Segmentation

Customer Type	Benefits
Pharmaceutical / Biotech 	• Increased Capacity and Scale, get answers faster • Statistical Certainty •More definitive Ids and Characterization •Handle a variety of projects, samples •Commitment to Future Enhancements and Extensions

Customer Segmentation

Customer Type	Benefits
Industrial Proteomics  Celera Proteomics Facility	•Increased Capacity and Scale •Handle a variety of projects, samples •More definitive Ids and Characterization •Flexible to new Workflows •Access to custom configurations

Discovery consists
not in seeking new landscapes
but in having new eyes.

Applied Biosystems: Proven Leadership


Proteomics Solutions
from the Company that enabled
the Sequencing of the Genome
The Discovery Moment

Applied Biosystems
an Applera Corporation Business

Concluding Comments

Stephen J. Lombardi
Vice President
Products and Applications

Applied Biosystems
an Applera Corporation Business

The Basis for 20% Growth

- Technology Leadership Via Aggressive Internal R&D and External Collaborations
- Favorable Funding Trends in Basic and Commercial Research
- Strategy and Structure

Positioning AB in the Marketplace

The integrated applications' infrastructure essential for enabling life science discovery

	Products	Assays	Know-how
DNA Applications	X	X	X
Protein Applications	X	X	X
Small-Molecule Applications	X	X	X

Applied Biosystems

an Applera Corporation Business

Focus on Applications

- Sequencing
- Gene Expression
- Genotyping
- Proteomics
- High-throughput Screening
- Human ID
- Food Testing

Integrated Strategy that Changes the Rules of the Game

Platform Marketing | **Applications Marketing** → Product is R&D, IP is tangible

Service Marketing → Product is Support, IP is knowledge

Brand Marketing → Product is the Company, IP is brand

Platform Marketing

Applications Marketing

Product is R&D
IP is tangible

Service Marketing

Product is Support
IP is knowledge

Brand Marketing

Product is the Company
IP is brand

Act with "one" synchronized and integrated "voice" to customers

Announced New Products for CY 2002

- **AB 4700 Proteomics Analyzer** – Launched 1/8
  - Additional applications software releases throughout the year
- **Assays By Design** – Now shipping
- **Assays On Demand** – Rolling launch starting in Q2 (June)
- **Bead-Based Microarray** – Mid CY 02

Applied Biosystems
an Applera Corporation Business

Tools for the Entire Discovery to Drug Continuum

Target Discovery

- DNA Sequencing - Instruments and Reagents
- Proteomics – mass spectrometry and other tools
- Gene Expression and Genotyping

  Today: Real-time PCR & Taqman® Probes

  Tomorrow: Microfluidic and bead based microarrays

Target Validation

- Gene Expression and Genotyping

  Today: Real-time PCR & Taqman® Probes

  Tomorrow: Microfluidic and bead based microarrays
- Functional Analysis - FMAT™ system and cell-based arrays

Lead Generation and Optimization

- HT Screening Systems - FMAT™ and NorthStar™ chemiluminescent system
- HT Chemical Analysis – Mass Spectrometers (Quadrupole and Hybrid), Real-time PCR and TaqMan Probes, ICAT Reagents

Clinical Development

- Drug Metabolism – mass spectrometers (Quadrupole)
- Patient Screening

  Today: Real-time PCR & Taqman® Probes

  Tomorrow: Microfluidic and bead based microarrays

Process Development and Manufacturing

- Protein Purification - Poros® Chromatography Media
- QC – Several of previously mentioned systems and MicroSeq™ Microbial ID System
- Information Systems – SQL*LIMS

Applied Biosystems

an Applera Corporation Business

www.appliedbiosystems.com

Introduction to Celera Diagnostics

A Joint Venture with Applied Biosystems

Kathy Ordoñez, President

John Sninsky, Vice President – Discovery Research

Investor Day, San Francisco

January 10, 2002

Revolution in Health Care



Identify and treat the **cause** of disease rather than its **symptoms**

Provide for **earlier intervention** through:

- Prediction of disease predisposition
- Earlier disease detection
- Disease characterization

Optimize the potential for **successful therapy** by:

- Individualizing treatment selection
- Monitoring effectiveness of therapy
- Avoidance of toxicity or adverse reactions

Complex Chronic Diseases

Caused by **multiple genetic alterations** in several different genes

Influenced by **heredity** and **environment**

Thought to be unavoidable **consequence of aging**

Enormous **cost** to health care system





“New Diagnostics” - A Key Driver of New Advances in Health Care

Viral Load Testing

Compelling Example of "New Diagnostics"

Death from AIDS in the US climbed to over 40,000 per year until the introduction, in 1994, of protease and combination therapy, monitored with viral load testing

The combination became the standard of care and resulted in an immediate reduction in fatalities and improved quality of life for those affected



45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1987
1989
1991
1993
1995
1997

Source: National Center for Health Statistics

Economics of "New Diagnostics"



>$120
100
80
60
40
20
0
Price Per Test Paid by Laboratories
Serology
Viral Load
Genotyping

"New Diagnostics" (viral load testing and genotyping) have been valued in the market at 30 to 100 - fold premium over traditional *in vitro* diagnostic (IVD) tests

Diagnostics that improve human health and reduce the overall cost of health care will be valued at a premium
- if their socio-economic utility is demonstrated at introduction

Pharmaceutical companies will rely on "new diagnostics" to stratify and monitor patients, avoiding side effects and improving clinical trial efficiency

Source: SB Morgenzstern

IVD Market

Finding "New Diagnostics"

Discipline	1999 Sales (MM)	2000E Sales (MM)	% Change	'00 – '04 CAGR %
Immunoassays	**$4,060**	**$4,155**	**2**	**2 - 5**
Glucose Monitoring	3,405	3,770	11	10 - 15
Clinical Chemistry	3,385	3,485	3	1- 3
Blood Processing	1,545	1,575	2	2- 4
Microbiology	1,580	1,540	(3)	(1 – 2)
Hematology	1,200	1,215	1	1 - 3
Nucleic Acid Testing	**640**	**805**	**26**	**25 - 35**
Critical Care	755	795	5	3 – 5
Point-of-Care	655	725	11	10 - 12
Coagulation	690	690	0	0 - 3
Flow Cytometry	470	590	26	10 - 15
Other	925	955	3	2 - 3
Total	**$19,310**	**$20,300**	**5**	**3 - 5**

Merrill Lynch, *In Vitro* Diagnostics, Nov 2000

Existing NAT Market

$1B - Primarily Infectious Disease Testing


Hepatitis
22%
Other
37%
HIV
22%
STD
19%

SG Cowen, IVD Industry, Sept 2001;

Front Line Strategic Management Consulting, Inc. July 2001

New Genetic NAT Opportunities

Stratification and Monitoring

Patient Stratification

Predisposition to disease

Disease type

Progression

Drug selection

Dose selection

Toxicity avoidance



Patient Monitoring

Disease initiation

Progression

Severity

Drug efficacy

Drug toxicity

Our Competitive Advantage

Capabilities and Experience from Discovery to Market


Test Selection
Discovery
Products
Commercialization

Celera Diagnostics has the critical mass, expertise and resources to manage all four steps in the process

Our discovery power is the key differentiating factor

Applied Biosystems

CELERA


Instruments
and Technologies
Data and
Discovery Power
Diagnostic
Expertise

CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems

AB – Celera Joint Venture

50/50 Ownership of Celera Diagnostics


Applied Biosystems
Employees
Existing business
Sequencing technologies
PCR & detection technologies
Patents and know-how
Instruments
Licenses
Distribution
Cash
CELERA DIAGNOSTICS
Novel actionable diagnostics to improve human health
CELERA
Databases
Bioinformatics
Computational power
Sequencing
New proteins
Patents
Expertise
Cash


1401

Located in Alameda, California

66,000 square feet of laboratory and office space

Previously used for IVD development and production

Includes industrial-scale genotyping and gene expression discovery laboratory

CELERA DIAGNOSTICS
A Joint Venture With Applied Biosystems

Discovery Laboratory

Industrial-Scale Genotyping and Gene Expression



The People of Celera Diagnostics

- 130 employees today
- Diverse backgrounds – experience with IVD suppliers, genomics companies and pharmaceutical industry
- Initial focus on hiring discovery staff is nearly complete
- Current staffing focus on development, manufacturing, quality, clinical affairs and regulatory functions
- Expect to reach critical mass of about 180 - 200 people next fiscal year

Product Strategy

Prioritization Process

Over 200 major diseases and medical conditions


Unmet Diagnostic Need
Actionable Result
Revenue potential
Feasibility

Gene - disease association study design

Assay Priorities

Balanced Mix of Opportunities


Predisposition
Early Detection
Disease Characterization
Treatment Selection
Progression Monitoring
Infectious Disease
CNS Disorders
Cardiovascular Disease
Inflammation
Host Response
Cancer
Primary Claim
Secondary Claim

Product Strategy

Optimize return from tests on AB sequencing platforms

Enter market with selected infectious disease and early genetic tests, using existing AB instrument platforms

As genetic marker discovery progresses, add new genetic and cancer tests

Move tests to IVD platforms, based on AB instrument modules



Discovery Approach

Our Unique Advantage

Use Candidate Gene and Whole Genome Reagent Sets to discover new diagnostic markers – augmented by Applera SNP Discovery Project

Perform industrial-scale disease association studies with thousands of samples – comparing results from patients with characterized disease to case controls

Configure markers identified by association studies into diagnostic "constellations" with proven and patentable clinical utility

Diagnostic Constellation SM

Discovery Strategy

Diagnostic Marker Discovery Identifies Link between SNPs and Disease


A C T C A G T T
A C T C A G T G
Single Nucleotide
Polymorphism (SNP)

94% of General Population

6% of General Population

30% of Disease Population

Identification of Diagnostic Markers

Linkage

Inherited diseases of families and isolated “founder” populations

Genes and mutations discovered for rare diseases

Hard to find disease gene because too many candidate genes are shared by families



Identification of Diagnostic Markers

Linkage Disequilibrium


gene
gene

Assays for SNPs are set up at evenly spaced intervals across genome or chromosome region of interest

Identifies those SNPs closer to the disease gene because they are inherited together

Narrows search to chromosomal regions with many candidate genes

Most SNPs are in genomic “desert” – not in genes

Identification of Diagnostic Markers

Haplotyping

Looks for large chromosomal regions inherited as “blocks”

Simplifies disease association studies by studying blocks

Studies delayed until haplotypes are found


gene
gene

Identification of Diagnostic Markers

SNPs in Candidate Genes


gene
gene

Limited to validated SNPs in genes of known function

Focus on search for new drug targets – not diagnostics

Limitations of Current Methods

- Slow and expensive
- Trial and error to find disease gene(s) and SNPs
- Studies use few patients – have low statistical power
- Disregards 40% of genome with currently unknown function

Celera Diagnostics Approach

Focus on Functional SNPs

Disease-causing variation is likely to be in genes (coding, regulatory and splice regions)

Change amount, function or stability of protein

Most are yet undiscovered



Celera Diagnostics Discovery Strategy

Start with Large Candidate Gene Panels

Genotype with SNPs in ~10,000 known genes to accelerate disease association studies in thousands of cases and controls for statistical power


cell adhesion (577, 1.9%)
miscellaneous (1318, 4.3%)
viral protein (100, 0.3%)
transfer/carrier protein (203, 0.7%)
transcription factor (1850, 6.0%)
nucleic acid enzyme (2308, 7.5%)
nucleic acid binding
signaling molecule (376, 1.2%)
receptor (1543, 5.0%)
signal transduction
kinase (868, 2.8%)
select regulatory molecule (988, 3.2%)
transferase (618, 2.0%)
synthase and synthetase (313, 1.0%)
oxidoreductase (656, 2.1%)
enzyme
lyase (117, 0.4%)
ligase (56, 0.2%)
isomerase (163, 0.5%)
hydrolase (1227, 4.0%)
chaperone (159, 0.5%)
cytoskeletal structural protein (876, 2.8%)
extracellular matrix (437, 1.4%)
immunoglobulin (264, 0.9%)
ion channel (406, 1.3%)
motor (376, 1.2%)
structural protein of muscle (298, 1.0%)
protooncogene (902, 2.9%)
select calcium binding protein (34, 0.1%)
intracellular transporter (350, 1.1%)
transporter (533, 1.7%)

Celera Diagnostics Discovery Strategy

Start with Large Candidate Gene Panels

Genotype with SNPs in ~10,000 known genes to accelerate disease association studies in thousands of cases and controls for statistical power



GO categories
Panther categories
molecular function unknown (12809, 41.7%)
transporter (533, 1.7%)
motor (376, 1.2%)

Move to Whole Genome Scans

Add SNPs discovered from Applera SNP Discovery Project for genotyping of all genes

Applera SNP Discovery Project Will Advantage Celera Diagnostics

Re-sequence genes from 40 to 50 individuals

Discover SNPs in genes with greatest medical value

Confirm predicted genes and obtain haplotypes

Expect to discover thousands of new functional SNPS



Discovery Plan for Expression Markers

- PCR quantitation on mRNA samples
- Cost-effective
- 100 times greater sensitivity than DNA chips
- Broader quantitative range and significantly more accurate
- Greater flexibility to study new mRNA variants than chips
- Comparison of Celera human and mouse genomes will aid effort

Medical Utility

Incorporating New Diagnostics into Health Care Decisions



Cholesterol (mg/ml)
160
200
240
280
320
Systolic Blood Pressure (mm)
180
160
140
120
SNPs
1
2
3
4
5
Expression
4
3
2
1
Risk
Very High
High
Moderate
Mild
Low

Instrument Platform Strategy

Migrate from Research to IVD Systems


Complexity
High
Medium
Low
ABI 3700 or 3100
Multiplexing System
Integrated IVD System
ABI 7000
Integrated IVD System
Time

Genotyping and Gene Expression on Same Platforms

Product Development Process



Begin IVD Sales
Regulatory Review
Prepare Global Registration
Clinical & Economic Trials
Manufacturing
Begin Sales of Analyte Specific Reagents
Development
Design Prototype
Useful Markers
Time

Discovery Research Accomplishments

	Completed	Ongoing
Define discovery strategy	√	
Build-out HT lab and hire staff		√
Identify candidate genes for SNPs	√	
Identify candidate biomarkers	√	
Build HT pipeline to design and validate SNP and biomarker assays		√
Validate SNP and biomarker assays		√
Develop requisite statistical approaches		√
Accumulate samples for association studies		√

Target completion of 4 – 6 association studies based on candidate genes by June 2002

Commercialization Plan

Target Customers

Large reference laboratories and medical centers

Medium to large hospitals and reference laboratories

Strategy

Partner with pharmaceutical companies and customers

Market selected ASR's to CLIA certified labs

During clinical trial phase, develop economic claims to support product at IVD launch


Association studies
Collaborations
ASRs
IVDs

Perception of medical and economic value will drive penetration

Commercialization


Celera Diagnostics
Research
Product Development
Manufacturing
Registration
Distributor Support
Distribution Partner
System Assembly
Sales
Marketing
Distribution
Technical Support

ViroSeq™ Genotyping System

First Product – Based on AB Development



ViroSeq™
HIV Genotyping
System
User's Manual
ViroSeq™
HIV Genotyping
System Software

510(k) submission in July

In dialogue with FDA

Cystic Fibrosis testing available through ASRs

Financial Model

Early View

- Current spending rate is $55 - $65 million annually, including Applera SNP Discovery Project
- Expense rate expected to remain fairly constant over next 2 – 3 years
- During fiscal ’03 and ’04, expect revenue growth due to introduction of new products
- Move into profitability during fiscal ’05 or ’06

Key Accomplishments

	Completed	Ongoing
Define business model	√	
Identify and renovate facility		√
Hire staff		√
Set priorities for molecular projects	√	
Define molecular platforms		√
Initiate discovery program	√	
File 510(k) on ViroSeq™	√	
Develop next generation CF assay		√
Develop 2 infectious disease assays		√
Augment manufacturing capabilities		√
Identify key customer and pharma partners		√

Next Priorities: Complete development of first ASR's; convert to IVD's
Define Business Plan for proteins
Implement Commercialization Plan

Our Competitive Advantages

Celera and Applied Biosystems resources

Focus on unmet diagnostic needs of highest value

High throughput, cost-effective SNP and expression marker discovery

Coordinated approaches for genotyping, expression and proteomics

Capabilities and experience from discovery to market

Diagnostic Constellation ℠